                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 HCC INSURANCE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      CHRISTOPHER L. MARTIN
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), OR 14A-6(i)(3).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          HCC INSURANCE HOLDINGS, INC.
                            13403 NORTHWEST FREEWAY
                           HOUSTON, TEXAS 77040-6094

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD MAY 21, 1998 AT 9:30 A.M.

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of HCC Insurance Holdings, Inc. (the "Company") will be held on Thursday, May 21, 1998 at 9:30 a.m. Houston time, at the NationsBank Center Auditorium, 700 Louisiana, Fourth Floor, Houston, Texas, for the following purposes:

    1. To elect twelve (12) Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify;

    2. To vote on a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $1.00, from 100,000,000 shares to 250,000,000 shares;

    3. To vote on a proposal to amend the Company's 1997 Flexible Incentive Plan (the "1997 Flexible Plan") to increase the number of shares of Common Stock for which options may be granted thereunder from 2,000,000 to 4,000,000 and to make certain other technical amendments;

    4. To vote on a proposal to amend the Company's 1996 Nonemployee Director Stock Option Plan (the "1996 Directors' Plan") to increase the number of shares of Common Stock for which options may be granted thereunder from 250,000 to 450,000, to increase the annual grant of options to nonemployee directors from 5,000 to 10,000, to establish the exercise price for such options as the average closing price of the Company's Common Stock on the New York Stock Exchange for the last ten trading days of each calendar year, to extend the term of the 1996 Directors' Plan, and to provide for grants of options for newly elected members of the Board of Directors; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 1, 1998, as the record date for determining those Shareholders who are entitled to notice of, and to vote at, the Meeting. A list of such Shareholders will be open to examination by any Shareholder at the Meeting and for a period of ten days prior to the date of the Meeting during ordinary business hours at 13403 Northwest Freeway, Houston, Texas. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1997, is enclosed.

                                          By Order of the Board of Directors,

                                          CHRISTOPHER L. MARTIN,
                                          SECRETARY

Houston, Texas
April 28, 1998

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

                          HCC INSURANCE HOLDINGS, INC.
                            13403 NORTHWEST FREEWAY
                           HOUSTON, TEXAS 77040-6094

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

    This Proxy Statement is first being mailed on or about April 28, 1998 to Shareholders of HCC Insurance Holdings, Inc. (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, May 21, 1998, at 9:30 a.m. Houston time, at the NationsBank Center Auditorium, 700 Louisiana, Fourth Floor, Houston, Texas, or any adjournment or adjourments thereof (the "Meeting"). A Shareholder giving a proxy has the power to revoke the proxy at any time before it is exercised. Such right of revocation is not limited by or subject to compliance with any formal procedure.

    The cost of soliciting proxies will be borne by the Company. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares for the Company's Common Stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by mail, personal interview, telephone and facsimile by officers and other management employees of the Company, who will receive no additional compensation for their services.

    Only Shareholders of record on April 1, 1998 (the "Record Date") will be entitled to vote at the Meeting, and each share will have one vote. At the close of business on the Record Date, there were 47,851,134 shares of the Company's Common Stock issued and outstanding and entitled to vote at the Meeting.

    The majority of the issued and outstanding shares of the Company's Common Stock, represented in person or by proxy will constitute a quorum at the Meeting. The election of directors will be determined by a plurality of the votes cast if a quorum is present and voting. The amendment to the Certificate of Incorporation requires approval of a majority of the shares issued and outstanding on the Record Date. The amendments to the 1997 Flexible Plan and the 1996 Directors' Plan must be approved by a majority of the shares present and voting at the Meeting. The Board of Directors does not anticipate calling for a vote on any matter other than those described above.

    Abstentions and broker non-votes, are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. A proxy submitted by a Shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such Shareholder with respect to a particular matter. This may occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "Non-Voted Shares") will be treated as shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter will not be considered Non-Voted Shares. The election of Directors requires a plurality of the shares. Thus, abstention's and Non-Voted Shares will not affect the outcome of the election of Directors. Approval of the proposal to amend the Company's Certificate of Incorporation requires the affirmative vote of the majority of the issued and outstanding shares of Common Stock entitled to vote on the amendment. Thus, abstentions and Non-Voted Shares with respect to the proposal to amend the Company's Certificate of Incorporation have the legal effect of a vote against such proposal. The adoption of the amendments to the 1997 Flexible Plan and the 1996 Directors' Plan require a majority of all votes cast on each issue. Thus, abstentions will have the same effect as a vote against the matter, but Non-Voted Shares will not affect the determination of whether such matters are approved.

        STOCK OWNERSHIP OF CERTAIN PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (b) each executive officer of the Company named in the Summary Compensation Table, (c) each director, advisory director and nominee for director, and (d) all directors, advisory directors, nominees and executive officers of the Company as a group.

                                                                                       AMOUNT AND
                                                                                        NATURE OF      PERCENT OF
                                                                                       BENEFICIAL     COMMON STOCK
NAME                                                                                 OWNERSHIP(1)(2)   OUTSTANDING
-----------------------------------------------------------------------------------  ---------------  -------------
Stephen L. Way ....................................................................       4,650,962          9.6%
  13403 Northwest Freeway
  Houston, Texas 77040-6094
Stephen J. Lockwood ...............................................................       4,030,535(3)         8.4
  401 Edgewater Place, Suite 400
  Wakefield, Massachusetts, 01880
Pilgrim Baxter & Associates, Ltd ..................................................       2,774,870(4)         5.8
  825 Duportail Road
  Wayne, Pennsylvania 19087
Putnam Investments, Inc. ..........................................................       2,613,857(5)         5.5
  One Post Office Square
  Boston, Massachusetts 02109
Frank J. Bramanti..................................................................         640,063(6)         1.3
Peter B. Smith, Jr.................................................................         391,618         *
Allan W. Fulkerson.................................................................         271,500(7)       *
Walter J. Lack.....................................................................         155,000         *
Hugh T. Wilson.....................................................................          70,500         *
John L. Kavanaugh..................................................................          61,250         *
Edwin H. Frank, III................................................................          44,700(8)       *
J. Robert Dickerson................................................................          40,000         *
James M. Berry.....................................................................          28,750         *
Patrick B. Collins.................................................................          20,000         *
John N. Molbeck, Jr................................................................          15,000         *
All directors, advisory directors, nominees and executive officers as a group (14
  persons).........................................................................      10,430,378         21.0%

------------------------
*   Less than 1%.

(1) Directors and executive officers have sole voting and investment powers of the shares shown unless otherwise indicated.

(2) Includes shares which directors and executive officers have the right to acquire upon the exercise of options within 60 days from the Record Date, including the following: Stephen L. Way--805,867 shares; Frank J. Bramanti--417,069 shares; Peter B. Smith, Jr.--328,400 shares; Stephen J. Lockwood--187,500 shares; James M. Berry, J. Robert Dickerson, Edwin H. Frank, III, John L. Kavanaugh, and Hugh T. Wilson--17,500 shares each; Patrick B. Collins--15,000 shares; Edward H. Ellis, Jr.--10,000 shares; Walter J. Lack--7,500 shares; Alan W. Fulkerson--5,000 shares; and all directors, nominees and executive officers as a group--1,888,811 shares.

(3) Includes 93,200 owned of record by The Lockwood Family Limited Partnership, a partnership of which Mr. Lockwood is the general partner.

(4) Pilgrim Baxter & Associates, Ltd. reported that it is an investment advisor with sole dispositive power over 2,774,870 shares of the Company's Common Stock with shared voting power over such shares. The foregoing information was obtained from a Schedule 13G dated January 20, 1998, filed with the Securities and Exchange Commission (the "SEC") by Pilgrim Baxter & Associates, Ltd.

(5) Putnam Investments, Inc., a wholly owned subsidiary of Marsh & McLennan Companies, Inc., reported that it is a holding company which wholly owns two registered investment advisers. Both subsidiaries have reported shared dispositive power over the shares of the Company's Common Stock, with one subsidiary reporting having shared voting power over 74,650 shares of the Company's Common Stock. Putnam Investments, Inc. disclaims beneficial ownership of these shares. The foregoing information was obtained from a
    Schedule 13G dated January 16, 1998, filed with the SEC by Putnam Investments, Inc.

(6) Includes 750 shares owned of record by Mr. Bramanti's wife in trust for his children and 2,472 shares owned of record by his children. Mr. Bramanti disclaims beneficial ownership of such shares.

(7) Mr. Fulkerson is a director, shareholder and President of Century Capital Management, Inc., a registered investment advisor, which exercises both voting and investment power with respect to 100,000 shares owned of record by Century Capital Partners, L.P. ("Century") and 65,000 shares owned of record by ISF Limited Partnership ("ISF"). Although Mr. Fulkerson may be deemed to beneficially own the 100,000 shares owned of record by Century and ISF, he disclaims beneficial ownership of such shares, except to the extent of his actual pecuniary interest therein. Mr. Fulkerson is a director, shareholder and President of Massachusetts Fiduciary Advisors, Inc., a registered investment advisor, which exercises both voting and investment power with respect to 100,000 shares owned of record by MFA-Masters Limited Partnership ("MFA"). Although Mr. Fulkerson may be deemed to beneficially own the 100,000 shares owned of record by MFA, he disclaims beneficial ownership of such shares, except to the extent of his actual pecuniary interest therein.

(8) Mr. Frank is a principal shareholder and the President of Underwriters Indemnity Holdings, Inc. ("UIH"). UIH is the parent company of Underwriters Indemnity Company ("UIC") and Planet Indemnity Company ("PIC"), which own 11,250 and 10,000 shares of record, respectively. Mr. Frank is also the President of each of UIC and PIC. Although Mr. Frank may be deemed to beneficially own the 21,250 shares owned of record by UIC and PIC, he disclaims beneficial ownership of such shares, except to the extent of his actual pecuniary interest therein. The number also includes 1,200 shares owned of record by Mr. Frank's children; Mr. Frank disclaims beneficial ownership of such shares.

                       PROPOSAL I--ELECTION OF DIRECTORS

    The Board of Directors has set the number of Directors to be elected at the Meeting at twelve (12). Each Director is to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. It is intended that the votes represented by the proxies will be cast for the election as Directors of the persons listed below. A plurality of shares present at the Meeting cast in favor of a nominee is required for the election of each of the nominees listed below. Each of the nominees is currently a Director of the Company.

    The following table presents information concerning persons nominated for election as Directors of the Company, including current membership on committees of the Board of Directors, principal occupation or affiliations during the last five years and certain directorships held.

    Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed form of Proxy will vote in accordance with their best judgment for a substitute nominee.

INFORMATION REGARDING NOMINEES FOR DIRECTORS

                                                                                                                  SERVED
                                                                                                                    AS
                                                        PRINCIPAL OCCUPATION                                     DIRECTOR
              NAME                                   DURING THE PAST FIVE YEARS                        AGE         SINCE
---------------------------------  --------------------------------------------------------------      ---      -----------
Stephen L. Way...................  Mr. Way is the founder of the Company and has served as a               49         1974
                                   Director, Chairman of the Board of Directors and Chief
                                   Executive Officer of the Company since its organization. He served as President from the Company's founding until May,
                                   1996. Mr. Way has also served as a Director, Chairman of the
                                   Board of Directors and, until June, 1997, President of Houston
                                   Casualty Company ("HC"), the Company's principal insurance company subsidiary, since its organization in 1981. Mr. Way also serves as a director and officer of various of the
                                   Company's other subsidiaries. In addition, in January, 1998,
                                   Mr. Way was appointed as a member of the Board of Directors of
                                   Fresh Del Monte Produce, Inc. (NYSE-- Symbol: FDP).

James M. Berry...................  Mr. Berry is the retired Vice Chairman of NationsBank of                67         1992
                                   Texas, N.A., a wholly owned subsidiary of NationsBank N.A., having served in such capacity from August, 1988 until
                                   December, 1992. He was Corporate Executive Vice President of
                                   NCNB of North Carolina from 1983 to 1988. Mr. Berry also
                                   serves as a Director of Williams-Sonoma, Inc. (Nasdaq--Symbol:
                                   WSGC). Mr. Berry has served as a Director of the Company since
                                   March, 1992 and as a Director of HC from December, 1993 to
                                   May, 1996. Mr. Berry is a member of the Audit Committee.

                                                                                                                  SERVED
                                                                                                                    AS
                                                        PRINCIPAL OCCUPATION                                     DIRECTOR
              NAME                                   DURING THE PAST FIVE YEARS                        AGE         SINCE
---------------------------------  --------------------------------------------------------------      ---      -----------
Frank J. Bramanti................  Mr. Bramanti currently serves as Executive Vice President of            41         1997
                                   the Company. Mr. Bramanti has served as a Director from the
                                   Company's organization until May, 1996, as Secretary until
                                   July, 1997, as Chief Financial Officer until October, 1997, and as interim President from June, 1997 to November, 1997.
                                   Mr. Bramanti was re-appointed by the Board of Directors to serve as a Director in August, 1997. Mr. Bramanti has also served as Executive Vice President of HC from September, 1994 to December, 1997, and as a Director of HC from March, 1982 to
                                   December, 1988, and from December, 1990, to the present. Mr.
                                   Bramanti also serves as a director and officer of various of the Company's other subsidiaries.

Patrick B. Collins...............  Mr. Collins is a retired partner of the international                   69         1993
                                   accounting firm of Coopers & Lybrand L.L.P., where he held that position from 1967 through 1991. Mr. Collins was
                                   appointed as a Director of the Company in December, 1993 and was a Director of HC from the same date to May, 1996. Mr.
                                   Collins is the Chairman of the Audit Committee.

J. Robert Dickerson..............  Mr. Dickerson is an attorney and from May, 1991 to August,              56         1981
                                   1993, he was a member in the law firm of Dickerson, Carmouche
                                   & Jones, a Professional Corporation. Mr. Dickerson has served as a Director of the Company since its organization. He served as a Director of HC from its organization in 1981 through
                                   December 31, 1990, and was re-elected as a Director of HC in
                                   December, 1993, and served until May, 1996. Mr. Dickerson is a member of the Compensation Committee.

Edwin H. Frank, III..............  Mr. Frank is a principal shareholder of Underwriters Indemnity          48         1993
                                   Holdings, Inc. and President of its subsidiaries, Underwriters
                                   Indemnity Company and Planet Indemnity Company having served in such capacities since 1985. Both subsidiary companies are property and casualty insurance companies. Mr. Frank has
                                   served as a Director of the Company since May, 1993 and as a
                                   Director of HC from December, 1993 until May, 1996. Mr. Frank is a member of the Audit Committee.

                                                                                                                  SERVED
                                                                                                                    AS
                                                        PRINCIPAL OCCUPATION                                     DIRECTOR
              NAME                                   DURING THE PAST FIVE YEARS                        AGE         SINCE
---------------------------------  --------------------------------------------------------------      ---      -----------
Allan W. Fulkerson...............  Mr. Fulkerson is President and a Director of Century Capital            64         1997
                                   Management, Inc., a registered investment advisor which
                                   specializes in the insurance industry and President and a
                                   Director of Massachusetts Fiduciary Advisors, Inc, a
                                   registered investment advisor. In addition, he serves as
                                   Chairman and Trustee of Century Shares Trust, a mutual fund which invests exclusively in the stocks of larger insurance companies and banks since 1976. Mr. Fulkerson has served as a
                                   Director of the Company since May, 1997. Mr. Fulkerson is also a Director of Mutual Risk Management, Ltd., Terra Nova
                                   (Bermuda) Holdings, Ltd. and Wellington Underwriting plc.

Walter J. Lack...................  Mr. Lack is an attorney and a shareholder in the law firm of            50         1985
                                   Engstrom, Lipscomb & Lack, a professional corporation in Los
                                   Angeles, California. Mr. Lack has been a Director of the
                                   Company since its organization and has also served as a
                                   Director of HC from October, 1985 until May, 1996. Mr. Lack is a member of the Compensation Committee. Mr. Lack also serves as a director of Microvision, Inc. (Nasdaq--Symbol: MVIS).

Stephen J. Lockwood..............  Mr. Lockwood serves as Vice-Chairman of the Board of                    50         1985
                                   Directors. Mr. Lockwood was appointed President of the Company in May, 1996 in connection with the Company's acquisition of the company he founded, LDG Management Company, Incorporated
                                   ("LDG") and served in that capacity until May, 1997. He has been President and Chief Executive Officer of LDG since 1988.
                                   Mr. Lockwood served as a Director of the Company from its
                                   inception to May, 1993, but did not stand for re-election in
                                   1993. Mr. Lockwood was reappointed as a Director of the
                                   Company in December, 1993 to fill a vacancy. He also has
                                   served as a Director of HC from October, 1985 until July,
                                   1997. Mr. Lockwood also serves as a director and officer of various of the Company's other subsidiaries. Mr. Lockwood also serves as a board member of four mutual funds managed by The
                                   Dreyfus Corporation, a subsidiary of Mellon Bank Corporation
                                   (NYSE--MEL).

                                                                                                                  SERVED
                                                                                                                    AS
                                                        PRINCIPAL OCCUPATION                                     DIRECTOR
              NAME                                   DURING THE PAST FIVE YEARS                        AGE         SINCE
---------------------------------  --------------------------------------------------------------      ---      -----------
John N. Molbeck, Jr..............  Upon joining the Company as its President, Mr. Molbeck was              51         1997
                                   appointed a Director by the Board of Directors in November,
                                   1997. Mr. Molbeck has over 22 years of experience within the insurance industry. Prior to joining the Company, Mr. Molbeck was the Managing Director of AON Natural Resources Group, a
                                   subsidiary of AON Corporation which specializes in energy
                                   related insurance and reinsurance brokerage. Prior to its
                                   acquisition by AON Corporation, Mr. Molbeck served as the
                                   President and Chief Operating Officer of Energy Insurance
                                   International, Inc., an independent retail insurance and
                                   reinsurance brokerage company. Mr. Molbeck also serves as a director and officer of various of the Company's subsidiaries.

Peter B. Smith, Jr...............  Mr. Smith was appointed Vice President of the Company in                39         1997
                                   January, 1993, and Executive Vice President in December, 1994
                                   and served as a Director of the Company from May, 1994 until
                                   May, 1996. Mr. Smith was re-appointed as a Director by the
                                   Board of Directors in August, 1997. Mr. Smith has served as
                                   Chief Executive Officer of HC since September, 1997, as
                                   President since June, 1997, as Executive Vice President from
                                   January, 1993 to June, 1997, and Senior Vice President of HC
                                   from September, 1990 to December, 1992. Mr. Smith has served as a Director of HC from December, 1990 to December, 1993 and from August, 1994 to the present. Mr. Smith also serves as a director and officer of various of the Company's other
                                   subsidiaries.

Hugh T. Wilson...................  Mr. Wilson is President of AON Risk Services of Texas, Inc.,            67         1981
                                   an international insurance broker and a subsidiary of AON
                                   Corporation, having served in that capacity since 1985. Mr.
                                   Wilson has served as a Director of the Company from its
                                   organization. He additionally served as a Director of HC from its organization in 1981 until May, 1996. Mr. Wilson is the
                                   Chairman of the Compensation Committee.

INFORMATION REGARDING EXECUTIVE OFFICERS OR ADVISORY DIRECTORS WHO ARE NOT
  NOMINEES FOR DIRECTORS

                                                                                                                  SERVED
                                                                                                                    AS
                                                        PRINCIPAL OCCUPATION                                     DIRECTOR
              NAME                                   DURING THE PAST FIVE YEARS                        AGE         SINCE
---------------------------------  --------------------------------------------------------------      ---      -----------
Edward H. Ellis, Jr..............  Mr. Ellis joined the Company as Senior Vice President and               55         1997
                                     Chief Financial Officer in October, 1997. Prior to joining the Company, Mr. Ellis served as a partner with the
                                     international accounting firm of Coopers & Lybrand L.L.P.
                                     from November, 1988 to September, 1997, specializing in the insurance industry. Mr. Ellis is a Certified Public
                                     Accountant with over 32 years of public accounting
                                     experience.

John L. Kavanaugh................  Mr. Kavanaugh has served as Chief Executive Officer of Bain             54         1983
                                     Hogg International Ltd., a Lloyd's insurance broker and a
                                     subsidiary of AON Corporation, since 1994 and now
                                     additionally serves as Deputy Chairman and a Director of AON
                                     Group, Ltd. Prior to that time, he was Chairman of Bain
                                     Clarkson Aviation from 1989 to 1994. Mr. Kavanaugh has
                                     served as a Director or Advisory Director of the Company
                                     since its organization has also served as a Director or
                                     Advisory Director of HC from October, 1983 until May, 1997.
                                     Mr. Kavanaugh was appointed as an Advisory Director by the
                                     Board of Directors in May, 1997.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During 1997, the Board of Directors met four times. Each incumbent Director attended 75% or more of the Board meetings that were held while he was a Director. The Board of Directors has standing Audit and Compensation Committees. It does not have a standing Nominating Committee.

AUDIT COMMITTEE

    The Audit Committee is composed entirely of outside Directors who are not officers or employees of the Company ("Nonemployee Directors"). In the opinion of the Board, these Nonemployee Directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The current members of the Audit Committee are James M. Berry, Patrick B. Collins (Chairman), and Edwin H. Frank. The Audit Committee held three meetings in 1997.

    The Audit Committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company.

COMPENSATION COMMITTEE

    The Board of Directors has a Compensation Committee which consists of three Nonemployee Directors. The current members of the Compensation Committee are Walter J. Lack, J. Robert Dickerson and Hugh T. Wilson (Chairman). The Compensation Committee met three times during 1997. The

Compensation Committee advises management on matters pertaining to management development and corporate organizational planning; monitors compensation arrangements for management employees for consistency of corporate objectives with the interests of the Company's Shareholders; approves salary and non-salary compensation for management; recommends bonus programs to the Board of Directors; and administers the Company's stock option plans. See "Report of the Compensation Committee" below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of the SEC's Regulation S-K. No Executive Officer of the Company served as a member of the Compensation Committee. No Executive Officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee or as a Director of the Company. No Executive Officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee.

COMPENSATION OF DIRECTORS

    A Director who is an employee of the Company is not compensated for services rendered as a member of the Board of Directors or any committee of the Board. During 1997, the Nonemployee Directors received cash compensation consisting of a fee of $2,500 for each meeting of the Board of Directors attended. An additional fee of $750 is paid to each committee member and $1,500 is paid to the committee chairman for each Audit or Compensation Committee meeting attended. In addition, during 1997, each Nonemployee Director received an option to purchase 5,000 shares of the Company's Common Stock. The Company also reimburses its Directors for travel, lodging and related expenses incurred in attending Board or committee meetings. If the amendments to the 1996 Directors' Plan are approved, Nonemployee Directors will receive a yearly option to acquire 10,000 shares of the Company's Common Stock at a price to be determined in accordance with that Plan. See "Proposal IV--Proposal to Approve the Amendments to the 1996 Nonemployee Director Stock Option Plan."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Underwriters Indemnity Holdings, Inc. ("UIH") is a property and casualty insurance group whose controlling shareholder, Mr. Frank, is a Director of the Company. During 1996, HC purchased 9.3% of UIH, from unrelated parties and in 1997 increased its ownership to approximately 20.6% through additional purchases of stock from unrelated parties. In 1997, HC ceded $14.7 million in written premium to UIH. As of December 31, 1997, HC had ceded unearned premium of $7.7 million and reinsurance recoverables of $15.9 million due from UIH and reinsurance balances payable of $5.6 million due to UIH. In addition, during 1997, HC assumed $672,000 in written premium from UIH and had $661,000 in outstanding losses due UIH as of December 31, 1997.

    The law firm of Engstrom, Lipscomb & Lack, A Professional Corporation, represents the Company and certain of its insureds regarding claim-related matters. Mr. Lack, a Director of the Company, is a shareholder of the firm.

    During 1997, the Company committed to make a $5.0 million investment as a limited partner in Century Capital Partners II, Ltd. (the "Partnership"), an investment partnership which specializes in investing in small and start-up insurance companies. Mr. Fulkerson, a Director of the Company, is a managing member of CCP Capital II, LLC, the Partnership's general partner and a director, shareholder and President of Century Capital Management, Inc., the investment advisor to the Partnership. As of the Record Date, the Company has invested $273,000 pursuant to this commitment.

    In June, 1994, the Company entered into an arrangement with an entity owned by Mr. Way, pursuant to which the Company pays the operating expenses for providing transportation services to the Company. The Company, however, provides its own employees to operate the equipment. During 1997, the Company paid $683,000 to this entity. None of these funds were paid directly to Mr. Way.

    On December 31, 1997, Mr. Bramanti, Executive Vice President and a Director of the Company, executed a Promissory Note related to a loan of $100,000 from the Company. Such loan bears interest at a rate of 5.75% per annum and is due in full, together with accrued interest, on December 31, 2000. The entire amount of the loan was outstanding as of the Record Date.

    In the opinion of management, the terms of the above arrangements are fair and reasonable and as favorable to the Company as could have been obtained from a wholly unrelated party.

    There are no family relationships among the Executive Officers and Directors, and there are no arrangements or understandings between any officer or any other person pursuant to which that officer was elected.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, requires the Company's Directors and Executive Officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the SEC. Such officers, Directors and Shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's Directors and Executive Officers, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis with the exception of Stephen J. Lockwood, who failed to timely report the exercise of a stock option and the related sale of a portion of the underlying securities. Mr. Lockwood's Form 4 with respect to such transaction has since been filed.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the other four most highly compensated Executive Officers serving at December 31, 1997 (the "Named Executive Officers"). All share figures have been adjusted to reflect the five-for-two stock split, issued in the form of a dividend, distributed to Shareholders on May 15, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                      -----------------
                                                                                           AWARDS
                                                         ANNUAL COMPENSATION          -----------------
                                                 -----------------------------------     SECURITIES
                                                                       OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR      SALARY      BONUS    COMPENSATION   OPTIONS/SARS (#)   COMPENSATION
------------------------------------  ---------  ---------  ---------  -------------  -----------------  -------------
Stephen L. Way(1) ..................       1997  $ 800,000     --        $  64,567          387,500        $  62,817
  Chairman of the Board of Directors       1996    600,000  $ 420,615       99,303           --               36,118
  and Chief Executive Officer              1995    600,000    400,000      110,286          125,000           54,069

Stephen J. Lockwood(2)(3) ..........       1997  $ 800,000     --           --              137,500        $  10,352
  Vice Chairman of the Board of            1996    606,557     --           --               --                5,977
  Directors and President and Chief
  Executive Officer of LDG

Peter B. Smith, Jr.(4) .............       1997  $ 250,000  $  44,740    $  26,014           45,000        $  11,669
  Executive Vice President                 1996    250,000     56,210       25,782           --               10,810
                                           1995    180,000    100,000       24,975           75,000           10,079

Frank J. Bramanti(5) ...............       1997  $ 250,000  $  17,219    $  27,044           45,000        $  12,580
  Executive Vice President                 1996    250,000     41,706       27,189           --               11,350
                                           1995    190,000    191,627       27,728           75,000           10,637

John N. Molbeck, Jr.(6) ............       1997  $  60,417     --           --               --            $     333
  President

------------------------

(1) Other annual compensation includes for 1997, 1996 and 1995, respectively, $33,073, $34,570 and $35,069 for automobile expenses; $31,494, $41,477 and
    $41,719 for miscellaneous personal expenses; and for 1996 and 1995, respectively, $23,256 and $33,500 for personal travel expenses. All other compensation includes for 1997, 1996 and 1995, respectively, $53,317, $27,118 and $45,069 for life and disability premiums and $9,500, $9,000 and $9,000 for contributions by the Company under the Company's 401(k) Plan. In 1995, the Compensation Committee granted Mr. Way $750,000 deferred compensation payable in 10 years or upon retirement which bears interest at 6% per annum. In addition, in 1997, 1996 and 1995, respectively, $108,000, $108,600 and $60,000 of interest accrued on Mr. Way's deferred compensation.

(2) Includes all compensation paid to Mr. Lockwood and Mr. Suydam from May 24, 1996, the effective date of the acquisition of LDG.

(3) All other compensation for 1997 and 1996, respectively, includes life and disability premiums of $852 and $518 and contributions of $9,500 and $5,459 by the Company under the Company's 401(k) Plan.

(4) Other annual compensation for 1997, 1996 and 1995, respectively, includes automobile expenses of $25,547, $25,379 and $24,589 and miscellaneous personal expenses of $467, $403 and $386. All other compensation for 1997, 1996 and 1995, respectively, includes life and disability premiums of $2,169, $1,810 and $1,079 and contributions of $9,500, $9,000 and $9,000 by the Company under the Company's 401(k) Plan.

(5) Other annual compensation for 1997, 1996 and 1995, respectively, includes automobile expenses of $25,797, $25,752 and $26,494 and miscellaneous personal expenses of $1,247, $1,437 and $1,234. All other compensation for 1997, 1996 and 1995, respectively, includes life and disability premiums of $3,080, $2,350 and $1,637 and contributions of $9,500, $9,000 and $9,000 by the Company under the Company's 401(k) Plan.

(6) Includes all compensation paid to Mr. Molbeck from November 18, 1997, the date of his employment as President of the Company. All other compensation includes life and disability premiums of $333.

STOCK OPTIONS

    The following table provides details regarding stock options granted to the Named Executive Officers during 1997. In addition, in accordance with SEC rules there are shown the hypothetical gains or "option spreads" that would exist for the respective options. The gains are based on assumed rates of annual compounded growth in stock price of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the option is exercised. The 5% and 10% assumed rates of growth are for illustrative purposes only. They are not intended to predict future stock prices, which will depend on market conditions and other factors such as the Company's performance.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                                   -----------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                    NUMBER OF     PERCENT OF                              AT ASSUMED ANNUAL RATES OF
                                   SECURITIES    TOTAL OPTIONS                             SHARE PRICE APPRECIATION
                                   UNDERLYING     GRANTED TO     EXERCISE OR                  FOR OPTION TERM (2)
                                     OPTIONS     EMPLOYEES IN    BASE PRICE   EXPIRATION  ---------------------------
NAME                               GRANTED(1)     FISCAL YEAR     PER SHARE      DATE          5%            10%
---------------------------------  -----------  ---------------  -----------  ----------  ------------  -------------
Stephen L. Way...................     387,500            30%      $   22.50    01/02/07   $  5,483,125  $  13,895,750
Stephen J. Lockwood..............     137,500             11          22.50    01/02/07      1,945,625      4,930,750
Peter B. Smith, Jr...............      45,000              3          22.50    01/02/07        636,750      1,613,700
Frank J. Bramanti................      45,000              3          22.50    01/02/07        636,750      1,613,700
John N. Molbeck, Jr..............           0         --             --           --           --            --

------------------------

(1) The options became exercisable on January 2, 1998.

(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. These amounts represent certain assumed rates of appreciation only, based on the SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the optionholders' continued employment through the vesting period. The amount reflected in this table may not necessarily be achieved. One share of stock purchased at $22.50 in 1997 would yield profits of $14.15 per share at 5% appreciation over ten years, or $35.86 per share at 10% appreciation over the same period. Amounts shown under the "Potential Realizable Value" columns have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options.

STOCK OPTION EXERCISES AND HOLDINGS

    The following table shows stock options exercised by the Named Executive Officers during 1997, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of the end of 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Company's Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED    IN-THE- MONEY OPTIONS/SARS
                                SHARES                    OPTIONS AT FISCAL YEAR END     AT FISCAL YEAR END(1)
                              ACQUIRED ON      VALUE      --------------------------  ---------------------------
NAME                           EXERCISE      REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----------------------------  -----------  -------------  -----------  -------------  ------------  -------------
Stephen L. Way..............     129,367    $ 2,144,981      118,367        527,266   $  1,115,619   $ 1,396,494
Stephen J. Lockwood.........       7,500         81,187            0        142,500              0        64,750
Peter B. Smith, Jr..........      15,000        272,175      272,125        145,250      3,582,380     1,118,525
Frank J. Bramanti...........       1,700         29,784      208,007        143,905      2,469,609     1,095,271
John N. Molbeck, Jr.........           0              0            0              0              0             0

------------------------

(1) The values were determined on the basis of the closing stock price of $21.25 at fiscal year end December 31, 1997, and equal the aggregate amount by which the market value of the option shares exceeds the exercise price of such options.

                      REPORT OF THE COMPENSATION COMMITTEE

    During the first eight months of 1997, the Compensation Committee (the "Committee") consisted of Patrick B. Collins, J. Robert Dickerson and Hugh T. Wilson (Chairman). In August, 1997, Walter J. Lack assumed Mr. Collins' position on the Committee. The current members of the Committee are Messrs. Dickerson, Lack and Wilson.

    All decisions by the Committee relating to the compensation of the Company's Executive Officers are reviewed and approved by the full Board of Directors. The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include creating and then preserving strong financial performance, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing shareholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years these conditions reflect a highly competitive market environment and rapidly changing overall industry market conditions.

    The available forms of executive compensation include base salary, cash bonus awards and stock options. Performance of the Company is a key consideration. The Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation policy also gives consideration to the Company's achievement of business objectives when determining Executive Officer compensation. An additional objective of the Committee has been to reward Executive Officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill shareholder considerations and values in the actions of all the employees and Executive Officers.

    Compensation paid to Executive Officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers. Stock option awards have been used to reward Executive Officers and to retain them through the potential of capital gains and equity buildup in the Company. In 1997, the number of stock options granted was determined by the subjective evaluation by the Committee of the executive's ability to influence the Company's long term growth and profitability. The Board of Directors believes the award of stock options represents an effective incentive to create value for the Shareholders.

    The Committee's executive compensation policies are intended to provide competitive levels of compensation in order to attract and retain qualified officers. Compensation for each of the Executive Officers, as well as other officers, consists of three basic elements: base salary, cash bonuses and long-term incentive compensation. The base salaries have been fixed at levels which the Committee believes are comparable to those of executives of similar status in the property and casualty insurance industry. Each Executive Officer is also eligible to receive an annual bonus dependent upon the Company's success as well as an assessment of the performance and contribution of each Executive Officer of the Company for the year. The Committee feels that longer-term incentives are appropriate to motivate and retain key personnel and that stock ownership by management is beneficial in aligning management and Shareholder interests in the enhancement of Shareholder value.

    In 1997, the Committee reviewed base salary and annual bonus recommendations made by the Chief Executive Officer based upon his assessment of the performance of individual Executive Officers and his assessment of each officer's past performance and expectation as to future contributions. The Committee then formulated its own recommendations which were submitted for approval to the Board of Directors. The Chief Executive Officer and other Executive Officers also made recommendations to the Committee concerning the grant of stock options to other officers and employees.

    During 1997, stock options covering 735,000 shares of Common Stock were granted to the Named Executive Officers of the Company and 611,700 shares were granted to 98 other officers and employees of the Company and its subsidiaries.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The base salary of the Chief Executive Officer was established by the Committee at the beginning of 1997. As with other Executive Officers of the Company, the Committee did not follow any specific formula nor any predetermined financial performance measures to calculate the Chief Executive Officer's total compensation for 1997. The Committee believes the Chief Executive Officer's cash compensation for 1997 is warranted by the Company's continuing outstanding performance and the substantial growth experienced by the Company under his leadership. The Company's underwriting experience continues to be exceptional and during the period 1995 through 1997, the Company's average combined ratio was 82.3% as compared with the industry's average of 106.1% (1995-1996). This places the Company's performance at the uppermost performance levels within the industry, a position it has maintained since 1992. During the period, the Company's gross written premium increased from $283.5 million to $346.4 million, an increase of 22%, management fee and commission income increased from $5.9 million (prior to both pooling-of-interests restatements) to $75.9 million and net earnings increased from $26.1 million to $49.8 million, an increase of 91%. In addition, the Company's assets increased by 26.8% during 1997 and shareholders' equity increased by 23%. Total shares outstanding increased by 6.4 million shares or 22% during 1996 and 1997, while the Company experienced no dilution in book value or earnings per share for the period or during either year. In addition, during 1997, the Company completed six acquisitions of stock and/or assets of various companies which have resulted in a significant diversification of the Company's operations.

    Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), generally disallows a tax deduction to public companies for compensation over $1.0 million paid to the corporation's Chief Executive Officer and the four other most highly compensated Executive Officers. The Company believes that Section 162(m) does not apply to stock options currently outstanding or subsequently granted under the Company's existing stock option plans.

    Section 162(m) further provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure grants under future stock option plans in a manner that complies with this statute. The Company does not currently intend to structure the discretionary annual bonus for Executive Officers to comply with Section 162(m). Such bonuses do not meet Section 162(m)'s requirement that they be "payable solely on account of the attainment of one or more performance goals." Therefore, the Committee believes the annual discretionary bonuses, as currently structured, better serve the interests of the Company's Shareholders, by allowing broader discretion in recognizing an Executive Officer's contribution and performance.

    In connection with the compensation of the Company's Executive Officers, the Committee is aware of Section 162(m) of the Code as it relates to deductibility of qualifying compensation paid to Executive Officers. The Committee believes that compensation to be paid in 1998 may exceed the deductibility limitations on non-excluded compensation to certain of the Company's Executive Officers.

                                          J. Robert Dickerson
                                          Walter J. Lack
                                          Hugh T. Wilson

                               PERFORMANCE GRAPH

    The following graph shows a comparison of cumulative total returns for an investment of $100 made on December 31, 1992 in the Common Stock of the Company, the NYSE Composite Index and the NASDAQ Insurance Stock Index. The graph assumes that all dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE                                   INDEX VALUE

                          HCC Insurance Holdings, Inc.     NYSE Composite     NASDAQ Insurance Index
12/31/92                                        100.00             100.00                     100.00
12/31/93                                        150.46             110.88                     106.96
12/31/94                                        155.56             110.44                     100.68
12/31/95                                        274.07             148.45                     143.01
12/31/96                                        445.53             180.31                     163.03
12/31/97                                        396.41             239.10                     239.18

                                                                                       PERIOD ENDING
                                                        ----------------------------------------------------------------------------
INDEX                                                    12/31/92     12/31/93     12/31/94     12/31/95     12/31/96     12/31/97
------------------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
HCC Insurance Holdings, Inc...........................      100.00       150.46       155.56       274.07       445.53       396.41
NYSE Composite........................................      100.00       110.88       110.44       148.45       180.31       239.10
NASDAQ Insurance Index................................      100.00       106.96       100.68       143.01       163.03       239.18

  PROPOSAL II--PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES

    The Board of Directors proposes an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000 shares. On the Record Date, there were 47,851,134 shares of Common Stock issued and outstanding and an additional 5,397,199 shares of Common Stock were reserved for future issuance upon the exercise of stock options issued by the Company to employees and Directors. In addition, 356,952 additional shares are reserved for future issuance upon the grant and subsequent exercise of stock options which may be issued by the Company to employees and Directors. In addition, 2,250,000 are reserved for issuance pursuant to the 1997 Flexible Plan, if amended, and the 1996 Directors' Plan, if amended. See Proposal III and Proposal IV. As a result, the Company will have 55,855,285 shares of Common Stock outstanding and reserved for issuance pursuant to its Stock Option Plans. On the Record Date, there were 46,394,715 authorized and unreserved shares of Common Stock available for general corporate purposes including future financing and corporate actions involving Common Stock such as stock splits, stock dividends, mergers, acquisitions, etc. If the proposed amendment to the Certificate of Incorporation is adopted and if Proposals III an IV are approved, there will be available for issuance by the Company 194,144,715 authorized and unreserved shares of Common Stock.

    Other than in connection with its existing stock options plans, including the 1997 Flexible Plan and the 1996 Directors' Plan, the Company has no present plans, understandings, or agreements for the issuance or use of the additional shares of Common Stock proposed to be authorized. However, the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable in order to enable the Company, as the need may arise, to take prompt advantage of market conditions and to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, investment opportunities, acquisitions, use in employee benefit plans, or other corporate purposes. However, Shareholders should note that the issuance of shares for any of these corporate purposes could have the effect of diluting the current Shareholders' interest in the Company.

    Unless required by applicable laws or regulations, no further authorization by vote of Shareholders will be solicited for the issuance of the additional shares of Common Stock. This proposed amendment is not intended to have an anti-takeover effect. However, Shareholders should note that the availability of additional shares of Common Stock could make any attempt to gain control of the Company or the Board of Directors more difficult, costly, or time-consuming. Under certain circumstances, the Board could create voting impediments or frustrate persons seeking to effect a takeover or otherwise gain control of the Company, by causing such shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and its Shareholders.

    The adoption of this amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock. As of the Record Date, the Executive Officers and Directors of the Company owned, in the aggregate 8,541,567 shares or 17.8% of the issued and outstanding shares of Common Stock. Such officers and directors have informed the Company that they intend to vote their shares for the proposed amendment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                PROPOSAL III--PROPOSAL TO APPROVE THE AMENDMENTS
                      TO THE 1997 FLEXIBLE INCENTIVE PLAN

    The Company's 1997 Flexible Incentive Plan (the "1997 Flexible Plan") was approved by the Company's Shareholders at a meeting held on May 22, 1997. On February 26, 1998, the Board unanimously approved an amendment to the 1997 Flexible Plan to increase the number of shares of Common Stock for which options may be granted from 2,000,000 to 4,000,000. The amendment also modifies the terms of the definition of "Change in Control" set forth in the 1997 Flexible Plan to increase the specified percentage of combined voting power of the Company's outstanding securities which must be transferred in order for there to be a deemed "change in control" under the 1997 Flexible Plan from 25% to 50%. The Board believes the amendment will make the definition of "Change of Control" set forth in the 1997 Flexible Plan more consistent with an actual change of control of the Company and will avoid the inadvertant acceleration of vesting of options granted under the 1997 Flexible Plan. The amendment does not change the 1997 Flexible Plan in any other manner. A copy of the 1997 Flexible Plan, as amended, is attached as EXHIBIT "A". The description of the 1997 Flexible Plan contained herein is not intended to be complete and is qualified in its entirety by reference to EXHIBIT "A", which contains the complete text of the 1997 Flexible Plan.

    The purposes of the 1997 Flexible Plan are to enable the Company to attract, motivate and retain highly talented officers and key employees by enabling the Company to make awards that recognize the creation of long-term value for the Company's Shareholders and promote the continued growth and success of the Company. To accomplish this purpose, the 1997 Flexible Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof. The Board of Directors deems the 1997 Flexible Plan to be in the best interests of the Company in view of the flexibility the options will provide to the Board of Directors to retain and attract key employees and officers. As of the Record Date, there were 209,452 shares of Common Stock of the Company allocated to the 1997 Flexible Plan which were not covered by options. The Board of Directors deems the amendment to the 1997 Flexible Plan to be in the best interests of the Company in view of the flexibility the additional options will provide to the Board of Directors to fulfill the purposes of the 1997 Flexible Plan.

AVAILABLE SHARES

    As amended, the aggregate number of shares of Common Stock which may be issued under the 1997 Flexible Plan (or with respect to which awards may be granted) shall not exceed 4,000,000 shares. Unless the amendment is approved, the maximum number of shares with respect to which awards may be granted shall not exceed 2,000,000. Shares issued under the 1997 Flexible Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. Any shares of Common Stock subject to a stock option or stock appreciation right that are not issued prior to the expiration of such awards, or any restricted stock or performance shares that are forfeited, will again be available for award under the 1997 Flexible Plan. In the event that shares of Common Stock are delivered to the Company in payment of the exercise price with respect to any stock option granted under the 1997 Flexible Plan, the number of shares available for future awards under the 1997 Flexible Plan will be reduced only by the net number of shares issued.

PERSONS ELIGIBLE TO PARTICIPATE

    Eligibility for participation in the 1997 Flexible Plan is confined to officers and key employees of the Company and its subsidiaries, as determined by the Board of Directors or its designated Compensation Committee (the "Committee") in its sole discretion. Unless otherwise employed by the Company, Nonemployee Directors are not entitled to participate in the 1997 Flexible Plan.

ADMINISTRATION

    The Committee administers the 1997 Flexible Plan and has broad powers under the 1997 Flexible Plan to, among other things, administer and interpret the 1997 Flexible Plan, establish guidelines for the 1997 Flexible Plan's operation, select persons to whom awards are to be made under the 1997 Flexible Plan, determine the types, sizes and combinations of awards to be granted under the 1997 Flexible Plan, and determine other terms and conditions of an award. In addition, except as set forth below under "Amendment and Termination," the Committee also has the power to modify or waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The Committee may also determine whether, and to what extent and under what conditions to provide loans to eligible participants to purchase Common Stock under the 1997 Flexible Plan. In addition, the Committee has the power to modify the terms of existing awards.

TYPES OF AWARDS

    The 1997 Flexible Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, either in tandem with stock options or freestanding; (3) restricted stock awards; (4) performance shares; (5) performance units; (6) dividend equivalent rights; and (7) other stock-based awards. Each of these types of awards is described in greater detail in the 1997 Flexible Plan. Awards may be granted singly, in combination or in tandem, as determined by the Committee. The specific amount of awards to be received by or allocated to the officers or employees or any other participant under the 1997 Flexible Plan is in the discretion of the Committee and is therefore not determinable for future periods.

PAYMENT FOR AWARDS

    The purchase price of any shares of Common Stock purchased pursuant to the exercise of an award granted under the 1997 Flexible Plan is payable in full on the exercise date in cash, by check, by surrender to the Company of shares of Common Stock of the Company registered in the name of the Optionee, by delivery to the Company of such other lawful consideration as the Committee may determine, or by a combination of the foregoing. Any such shares so surrendered shall be deemed to have a value per share equal to the fair market value of a share of Common Stock on such date.

AMENDMENT AND TERMINATION

    The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the 1997 Flexible Plan or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the 1997 Flexible Plan, the rights of the Optionee with respect to options or other awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participants; and, provided further, that without the approval of the Shareholders of the Company, no amendment may be made which would materially increase the aggregate number of shares of Common Stock that may be issued under the 1997 Flexible Plan; materially change the definition of employees eligible to receive awards under the 1997 Flexible Plan; decrease the minimum option price permitted under the 1997 Flexible Plan; increase the ten-year maximum option term permitted under the 1997 Flexible Plan. The 1997 Flexible Plan does not permit the subsequent repricing of options granted thereunder.

    No award or grant may be made under the 1997 Flexible Plan on or after June 1, 2007 (the tenth anniversary of the effective date of the 1997 Flexible Plan).

    The 1997 Flexible Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE 1997 FLEXIBLE INCENTIVE PLAN. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

             PROPOSAL IV--PROPOSAL TO APPROVE THE AMENDMENTS TO THE
                  1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

    The Company's 1996 Nonemployee Director Stock Option Plan (the "1996 Directors' Plan") was approved by the Company's Shareholders at a meeting held on May 23, 1996. On February 26, 1998, the Board unanimously approved an amendment to the 1996 Directors' Plan to increase the number of shares of Common Stock for which options may be granted from 250,000 to 450,000, to increase the annual grant of options to Nonemployee Directors from 5,000 to 10,000, to establish the exercise price for such options as the average closing price of the Company's Common Stock on the New York Stock Exchange (the "NYSE") for the last ten trading days of each calendar year, to extend the term of the 1996 Directors' Plan, and to provide for options to be granted to new directors. The amendment does not change the 1996 Directors' Plan in any other manner. A copy of the 1996 Directors' Plan, as amended, is attached as EXHIBIT "B". The description of the 1996 Directors' Plan contained herein is not intended to be complete and is qualified in its entirety by reference to EXHIBIT "B", which contains the complete text of the 1996 Directors' Plan.

    The purpose of the 1996 Directors' Plan is to permit Nonemployee Directors of the Board to share in the growth of the value of the Company through the grant and exercise of stock options, thereby reinforcing a mutuality of interests, with Shareholders. The proposed amendments to the 1996 Directors' Plan further this purpose by increasing the number of shares available to the Nonemployee Directors through the grant and exercise of stock options. Members of the Board of Directors who are also employees of the Company are not entitled to participate in the 1996 Directors' Plan.

    As amended, the 1996 Directors' Plan provides for the award of options covering up to 450,000 shares of Common Stock. As of the Record Date, there were 135,000 shares of Common Stock allocated to the 1996 Directors' Plan which were not covered by options.

    The 1996 Directors' Plan is largely self-administered because the awards under the 1996 Directors' Plan are automatic and non-discretionary. However, to the extent necessary, the Board is authorized to administer the 1996 Directors' Plan. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, the Board is required to make such substitution or adjustment in the aggregate number of shares of Common Stock reserved for issuance under the 1996 Directors' Plan, and in the number and option price of shares of Common Stock subject to outstanding stock options granted under the 1996 Directors' Plan, to prevent any enlargement or diminution of intended rights.

    The Board may amend, alter or discontinue the 1996 Directors' Plan at any time and from time to time; provided however, that no amendment, alteration, or discontinuation may adversely affect any outstanding options without the optionee's consent.

    As amended, the 1996 Directors' Plan provides for a yearly formula grant to Nonemployee Directors of the option to purchase 10,000 shares of Common Stock at a price equal to the average closing price of the Company's Common Stock as reported on the NYSE on the last ten trading days of such calendar year.

    A new member elected to the Board of Directors will receive the option to purchase 10,000 shares upon his election at a price determined by taking the average of the closing prices on the NYSE on the ten trading days immediately preceding such new member's election to the Board of Directors. Options granted to new members when elected, become fully exercisable on the first anniversary of the grant of additional options to all Directors at the end of the year the new member was elected.

    Except for options granted to new members, stock options granted under the 1996 Directors' Plan may be exercised beginning one year from the date the option is granted and are exercisable for a period of ten years from the date of grant.

    A participant who is no longer serving on the Board (except for reasons of death, disability or cause) will be permitted to exercise options granted under the 1996 Directors' Plan for a period of two months following the expiration of his or her Board term.

    If a participating Director terminates service on the Board as a result of disability, all of the holder's options will become immediately exercisable, but such options must be exercised within the earlier of six months after such termination or ten years after grant. In the event of the death of the holder of any unexercised option either while serving on the Board or within such period after service on the Board is terminated as a result of disability, all of the holders' outstanding options will become immediately exercisable by his or her legal representative, but must be exercised within one year of such death.

    Each option is non-assignable and non-transferable other than by will or the laws of descent and distribution.

    A participant will be required to give notice to the Company of the number of shares he or she will purchase and provide cash payment for the option price.

    As amended, the 1996 Directors' Plan shall terminate upon and no award or grant may be made under the 1996 Directors' Plan after December 31, 2001.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE 1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 OTHER BUSINESS

    The Board of Directors has no knowledge of any other matters to be submitted at the Meeting. If any other matters shall properly come before the Meeting, the persons named in the Proxy will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    Any Shareholder proposal intended to be presented for consideration at the 1999 Annual Meeting of Shareholders and to be included in the Company's Proxy Statement must be in proper form and received by the Secretary of the Company at the principal executive offices of the Company by the close of business on December 20, 1998. It is suggested that a proponent submit any proposal by Certified Mail--Return Receipt Requested and all proposals should be sent to the attention of the Secretary.

FORM 10-K

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON REQUEST OF ANY SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT THE EXHIBITS. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO FRANK J. BRAMANTI, EXECUTIVE VICE PRESIDENT, HCC INSURANCE HOLDINGS, INC., 13403 NORTHWEST FREEWAY, HOUSTON, TEXAS 77040-6094. COPIES OF ANY EXHIBIT TO THE FORM 10-K WILL BE FORWARDED UPON RECEIPT OF A WRITTEN REQUEST THEREFORE ADDRESSED TO MR. BRAMANTI.

    EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON IS URGED TO EXECUTE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          CHRISTOPHER L. MARTIN,
                                          SECRETARY

Dated April 28, 1998

                                                                     EXHIBIT "A"

                          HCC INSURANCE HOLDINGS, INC.
                          1997 FLEXIBLE INCENTIVE PLAN

1. PURPOSE

    The purposes of HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan (the "1997 Flexible Plan") are to promote the interests of HCC Insurance Holdings, Inc. and its subsidiaries (together with any successor thereto, the "Company") and its Shareholders by enabling the Company to attract, motivate and retain key employees by offering such key employees performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the Shareholders of the Company and promote the Company's long-term growth and success. To achieve these purposes, eligible persons may receive stock options, Stock Appreciation Rights, Restricted Stock, Performance Awards, performance stock, Dividend Equivalent Rights and any other Awards, or any combination thereof.

2. DEFINITIONS

    As used in the 1997 Flexible Plan, the following terms shall have the meanings set forth below unless the content otherwise requires:

    2.1 "AWARD" shall mean the grant of a stock option, a Stock Appreciation Right, a Restricted Stock, a Performance Award, performance stock, a Dividend Equivalent Right or any other Award under the 1997 Flexible Plan.

    2.2 "BOARD" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

    2.3 "CHANGE IN CONTROL" shall mean, after the effective date of the 1997 Flexible Plan, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the Shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's Shareholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved; (ii) the Shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

(iii) the Shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    2.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    2.5 "COMMITTEE" shall mean the Stock Option or Compensation Committee, if such a separate committee is appointed by the Board, or, until such time as a separate committee is appointed, it shall mean the Board. If a separate committee is appointed, the Committee shall meet the applicable requirements for "disinterested administration" within the requirements of Rule 16b-3 promulgated under the Exchange Act and any successor thereunder promulgated during the duration of the 1997 Flexible Plan. The Board may amend the 1997 Flexible Plan to modify the definition of Committee within the limits of Rule 16b-3 to assure that the 1997 Flexible Plan is administered in compliance with Rule 16b-3. Initially, the Committee will consist of not less than three (3) members of the Board who are appointed by, and serve at the pleasure of, the Board and who are
(i) "disinterested" within the meaning of Rule 16b-3 and (ii) "outside directors," as required under Section 162(m) of the Code and such Treasury Regulations as may be promulgated thereunder.

    2.6 "COMMON STOCK" shall mean the Common Stock, $1.00 par value per share, of the Company.

    2.7 "DESIGNATED BENEFICIARY" shall mean the beneficiary designated by an Optionee in a manner determined by the Committee, to exercise rights of the Optionee in the event of the Optionee's death. In the absence of an effective designation by an Optionee the Designated Beneficiary shall be the Optionee's estate.

    2.8 "DISABILITY" shall mean permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined in the sole and absolute discretion of the Committee.

    2.9 "DIVIDEND EQUIVALENT RIGHT" shall mean the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in an Award granting Dividend Equivalent Rights if the Shares subject to such Award were held by the person to whom the Award is made.

    2.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    2.11 "FAIR MARKET VALUE" shall mean with respect to the Shares, as of any date, (i) the last reported sales price on any stock exchange on which the Common Stock is traded or, if not reported on such exchange, on the composite tape, or, in case no such sale takes place on such day, the average of the reported closing bid and asked quotations on such exchange; (ii) if the Common Stock is not listed on a stock exchange or no such quotations are available, the closing price of the Common Stock as reported by the National Market System of the National Association of Securities Dealers, Inc., or, if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or similar organization; or (iii) in the event that there shall be no public market for the Common Stock, the fair market value of the Common Stock as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Common Stock were publicly owned stock, but without any discount with respect to minority ownership.

    2.12 "INCENTIVE STOCK OPTION" shall mean any stock option awarded under the 1997 Flexible Plan which qualifies as an "Incentive Stock Option" under Section 422 of the Code or any successor provision.

    2.13 "NON-TANDEM STOCK APPRECIATION RIGHT" shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a stock option.

    2.14 "NON-QUALIFIED STOCK OPTION" shall mean any stock option awarded under the 1997 Flexible Plan that does not qualify as an Incentive Stock Option.

    2.15 "OPTIONEE" shall mean any person who has been granted a stock option under the 1997 Flexible Plan and who has executed a written stock option agreement with the Company reflecting the terms of such grant.

    2.16 "PERFORMANCE AWARD" shall mean any Award hereunder of Shares, units or rights based upon, payable in, or otherwise related to, Shares (including Restricted Stock), or cash of an equivalent value, as the Committee may determine, at the end of a specified performance period established by the Committee.

    2.17 "1997 FLEXIBLE PLAN" shall mean the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan set forth herein.

    2.18 "RESTRICTED STOCK" shall mean any Award of Shares under the 1997 Flexible Plan that are subject to restrictions or risk of forfeiture.

    2.19 "RETIREMENT" shall mean termination of employment other than discharge for cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any of its Subsidiaries in which such person participates.

    2.20 "SHARES" shall mean shares of the Company's Common Stock and any shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for such Shares.

    2.21 "STOCK APPRECIATION RIGHT" shall mean the right of the holder thereof to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant (or such other value as may be specified in the agreement granting the Stock Appreciation Right).

    2.22 "SUBSIDIARY" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

    2.23 "TANDEM STOCK APPRECIATION RIGHT" shall mean a Stock Appreciation Right granted in connection with an Award which is a stock option.

3. ADMINISTRATION OF THE 1997 FLEXIBLE PLAN

    3.1 COMMITTEE. The 1997 Flexible Plan shall be administered and interpreted by the Committee.

    3.2 AWARDS. Subject to the provisions of the 1997 Flexible Plan and directions from the Board, the Committee is authorized to:

    (a) determine the persons to whom Awards are to be granted;

    (b) determine the types and combinations of Awards to be granted, the number of Shares to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award, any restrictions on Shares acquired pursuant to the exercise of an Award and any other terms and conditions of an Award;

    (c) conclusively interpret the provisions of the 1997 Flexible Plan;

    (d) prescribe, amend and rescind the rules and regulations relating to the 1997 Flexible Plan or make individual decisions as questions arise, or both;

    (e) determine whether, to what extent and under what circumstances to provide loans from the Company to participants to purchase Shares subject to Awards under the 1997 Flexible Plan, and the terms and conditions of such loans;

    (f) rely upon employees of the Company for such clerical and record keeping duties as may be necessary in connection with the administration of the 1997 Flexible Plan; and

    (g) make all other determinations and take all other actions necessary or advisable for the administration of the 1997 Flexible Plan.

    3.3 PROCEDURES. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. All questions of interpretation and application of the 1997 Flexible Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

4. SHARES SUBJECT TO 1997 FLEXIBLE PLAN

    4.1 LIMITATIONS. The maximum number of Shares that may be issued with respect to Awards under the 1997 Flexible Plan shall not exceed 4,000,000 unless such maximum shall be increased or decreased by reason of changes in capitalization of the Company as hereinafter provided. The Shares issued pursuant to the 1997 Flexible Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

    4.2 CHANGES. To the extent that any Award under the 1997 Flexible Plan, shall be forfeited, shall expire or shall be canceled, in whole or in part, then the number of Shares covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of the 1997 Flexible Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 1997 Flexible Plan, the number of Shares available for future Awards under the 1997 Flexible Plan shall be reduced only by the net number of Shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued under the 1997 Flexible Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a stock option granted in tandem with a Stock Appreciation Right that is settled by a cash payment of the stock appreciation, such Shares may again be made the subject of an Award under the 1997 Flexible Plan. Awards will not reduce the number of Shares that may be issued pursuant to the 1997 Flexible Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

5. ELIGIBILITY

    Eligibility for participation in the 1997 Flexible Plan shall be confined to those persons who are employed by the Company, and who are officers of the Company, or who are in managerial or other key positions within the Company or are otherwise valuable employees of the Company. In making any determination as to persons to whom Awards shall be granted, the type of Award, and/or the number of Shares to be covered by the Award, the Committee shall consider the position and responsibilities of the person, his or her importance to the Company, the duties of such person, his or her past, present and potential contributions to the growth and success of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 1997 Flexible Plan.

6. STOCK OPTIONS

    6.1 GRANTS. The Committee may grant stock options alone or in addition to other Awards granted under the 1997 Flexible Plan to any eligible officer or other key employee. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee. The Committee shall specify whether such option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms and conditions relating to such Award. To the extent that any stock option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such stock option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts an option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the option, consistent with the provisions of the 1997 Flexible Plan. The Optionee and the Company shall enter into option agreements for Incentive Stock Options and Non-Qualified Stock Options. At any time and from time to time, the Optionee and the Company may agree to modify an option agreement so that an Incentive Stock Option may be converted to a Non-Qualified Stock Option.

    The Committee may require that an Optionee meet certain conditions before the option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company for a stated period or periods of time before the option, or stated portions thereof, may vest or be exercised.

    6.2 OPTION PRICE. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of the grant of such Incentive Stock Option.

    6.3  INCENTIVE STOCK OPTIONS LIMITATIONS.

    (a) In no event shall any person be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any Incentive Stock Options granted under any other plans of the Company and its Subsidiaries) that may be exercised for the first time by such person in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this subsection 6.3(a) be the maximum limitation on options which may be considered Incentive Stock Options under the Code.

    (b) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option hereunder unless the option exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option at the time that the Incentive Stock Option is granted and the term of such Incentive Stock Option shall not exceed five (5) years.

    6.4 OPTION TERM. Subject to subsection 6.3(b) hereof, the term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that no stock option shall be exercisable later than ten (10) years from the date of its grant. Furthermore, no stock option may be exercised unless, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of his or her stock option, employed by the Company, except that:

    (a) A stock option may, to the extent vested, be exercised within the period of two months after the date the Optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided that the option agreement may designate a longer exercise period and that the exercise after such two-month period shall be treated as the exercise of a Non-Qualified Stock Option under the 1997 Flexible Plan;

    (b) If the Optionee dies within two months of the Optionee ceasing to be an employee of the Company, the stock option may, to the extent vested and previously unexercised, be exercised by the Optionee's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement, whichever is shorter); and

    (c) If the Optionee dies while in the employ of the Company, the stock option may be exercised by the Optionee's Designated Beneficiary for the full number of shares or any portion thereof except as to the issuance of fractional shares, to the full extent of the option, less any previously exercised shares, at any time within the period of one year after the date of death of the Optionee (or within such lesser period as may be specified in the applicable option agreement, whichever is shorter); and

    (d) If the Optionee ceases to be an employee of the Company by reason of the Optionee's Disability, the stock option may be exercised by the Optionee for the full number of shares or any portion thereof except as to the issuance of fractional shares, to the full extent of this option less any previously exercised shares at any time within the period of one year after the date of Disability of the Optionee (or within such lesser period as maybe specified in the applicable option agreement, whichever is shorter).

    6.5  VESTING OF STOCK OPTIONS.

    (a) Each stock option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. Each stock option shall vest separately in accordance with the option vesting schedule, if any, determined by the Committee in its sole discretion, which will be incorporated in the stock option agreement entered into between the Company and each Optionee. The option vesting schedule will be accelerated if, in the sole discretion of the Committee, the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.

    (b) In the event of the dissolution or liquidation of the Company, each stock option granted under the 1997 Flexible Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall be fully vested in and shall have the right during such period to exercise the option, even though such option would not otherwise be exercisable under the option vesting schedule. At the end of such period, any unexercised option shall terminate and be of no other effect.

    (c) In the event of a Reorganization (as defined in Section 2.3 hereof):

        (1) If there is no plan or agreement respecting the Reorganization, or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding and unexercised stock options for other securities then the provisions of subsection 6.5(b) shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

        (2) If there is a plan or agreement respecting the Reorganization, and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under outstanding and unexercised stock options for securities of another corporation, then the Board shall adjust the Shares under such outstanding and unexercised stock options (and shall adjust the Shares remaining under the 1997 Flexible Plan which are then available to be awarded under the 1997 Flexible Plan, if such plan or agreement makes no specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and such options.

        (3) In the event of a Change in Control of the Company, all stock options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable and the vesting of all performance-based stock options shall be determined as if the performance period or cycle applicable to such stock options had ended immediately upon such Change in Control; provided, however, that if in the opinion of counsel to the Company the immediate exercisability of options when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, as amended, would result in an "excess parachute payment" as defined in such section as well as an excise tax imposed by Section 4999 of the Code, such options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable, except as and to the extent the Committee, in its sole discretion, shall otherwise determine, and which determination by the Committee shall be based solely upon maximizing the after-tax benefits to be received by any such Optionee.

    6.6  EXERCISE OF STOCK OPTIONS.

    (a) Stock options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

        (1) in cash (including check, bank draft or money order); or

        (2) by the delivery of Shares having a Fair Market Value equal to the aggregate option rate;

        (3) by a combination of cash and Shares; or

        (4) by other consideration deemed acceptable by the Committee in its sole discretion.

    (b) The amount, as determined by the Committee, of any Federal, state or local tax required to be withheld by the Company due to the exercise of a stock option shall be satisfied by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee in its sole discretion.

    (c) An Optionee shall not have any of the rights of a Shareholder of the Company with respect to the Shares covered by a stock option except to the extent that one or more certificates representing such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a Shareholder of record by the Company's transfer agent, upon due exercise of the option.

    6.7 DATE OF A STOCK OPTION GRANT. The granting of a stock option shall take place only upon the execution and delivery by the Company and an Optionee of an option agreement. Neither any action taken by the Board nor anything contained in the 1997 Flexible Plan or in any resolution adopted or to be adopted by the Board or the Shareholders of the Company shall constitute the granting of a stock option under the 1997 Flexible Plan.

7. STOCK APPRECIATION RIGHTS

    7.1 GRANTS. The Committee may grant to any eligible employee either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose. The grant of the Stock Appreciation Right may provide that the holder may be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the discretion of the Committee. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the Company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related option, or (b) in the case of a Non-Tandem Stock Appreciation Right the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

    7.2 EXERCISABILITY. A Tandem Stock Appreciation Right may be granted at the time of the grant of the related stock option or, if the related stock option is a Non-Qualified Stock Option, at any time thereafter during the term of the stock option. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Plan Stock Option is exercisable, (ii) expires upon the termination of the related Incentive Stock Option, (iii) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the market price of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the market price of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. The Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related stock option is transferable. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and canceled from the related option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise under the related option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

    7.3 CERTAIN LIMITATIONS ON NON-TANDEM STOCK, APPRECIATION RIGHTS. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as stock options pursuant to subsections 6.4 and 6.5 of the 1997 Flexible Plan.

    7.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee is also authorized to grant "Limited Stock Appreciation Rights," either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights would become exercisable only upon the occurrence of a Change in Control or such other event as the Committee may designate at the time of grant or thereafter.

8. RESTRICTED STOCK

    8.1 GRANTS. The Committee may grant Awards of Restricted Stock for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee, in its sole discretion, may specify any particular rights which the person to whom an Award of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee may award performance-based Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine. The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Restricted Stock. Unless otherwise set forth in the 1997 Flexible Plan, Restricted Stock may not be disposed of by the recipient until the restrictions specified in the Award expire.

    8.2 AWARDS AND CERTIFICATES. Any Restricted Stock issued hereunder may be evidenced such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

9. PERFORMANCE AWARDS

    9.1 GRANTS. A Performance Award may consist of either or both, as the Committee may determine, of (i) "Performance Shares" or the right to receive Shares, Restricted Stock or cash of an equivalent value, or any combination thereof as the Committee may determine, or (ii) "Performance Units," or the right to receive a fixed dollar amount payable in cash, Common Stock, Restricted Stock or any combination thereof, as the Committee may determine. The Committee may grant Performance Awards to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

    9.2 TERMS AND CONDITIONS. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant to the Company's business and for remaining in the employ of the Company for a specified period of time, or the Company's performance or the performance of its Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective, all at the Committee's discretion. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

10. DIVIDEND EQUIVALENT RIGHTS

    The Committee may grant a Dividend Equivalent Right either as a component of another Award or as a separate Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company's Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares covered by the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms a conditions different from such other Award.

11. OTHER AWARDS

    The Committee may grant to any eligible employee other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee, in its sole discretion, determines that such other form of Award is consistent with the purposes and restrictions of the 1997 Flexible Plan. The terms and conditions of such other form of Award shall be specified by the grant including, but not limited to, the price, if any, and the vesting schedule, if any. Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified by the grant.

12. COMPLIANCE WITH SECURITIES AND OTHER LAWS

    In no event shall the Company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable Federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any sale or issuance of Shares, the Company may place legends on Shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable Federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR REORGANIZATION

    The value of an Award in Shares shall be adjusted from time to time as follows:

    (a) Subject to any required action by Shareholders, the number of Shares covered by each outstanding Award, and the exercise price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares affected without receipt of consideration by the Company.

    (b) Subject to any required action by Shareholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, each outstanding Award shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares relating to an Award hereunder shall not be inconsistent with the terms of any such plan or agreement.

    (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the 1997 Flexible Plan.

    To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

    Except as hereinbefore expressly provided in the 1997 Flexible Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

    The grant of an Award pursuant to the 1997 Flexible Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, Reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

14. AMENDMENT OR TERMINATION OF THE 1997 FLEXIBLE PLAN

    14.1 AMENDMENT OF THE 1997 FLEXIBLE PLAN. Notwithstanding anything contained in the 1997 Flexible Plan to the contrary, all provisions of the 1997 Flexible Plan may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding under the 1997 Flexible Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder; and provided, further, that the 1997 Flexible Plan may not be amended without approval by the holders of a majority of the Shares of the Company represented and voted at a meeting of the Shareholders (a) to increase the maximum number of Shares subject to the 1997 Flexible Plan, (b) to materially modify the requirements as to eligibility for participation in the 1997 Flexible Plan, (c) to decrease the minimum exercise price for options, (d) to otherwise materially increase the benefits accruing to persons to whom Awards may be made under the 1997 Flexible Plan, as amended, or
(e) if such approval is otherwise necessary, to comply with Rule 16b-3 promulgated under the Exchange Act as amended, or to comply with any other applicable laws, regulations or listing requirements, or to qualify for an exemption or characterization that is deemed desirable by the Board.

    14.2 TERMINATION OF THE 1997 FLEXIBLE PLAN. The Board may suspend or terminate the 1997 Flexible Plan at any time, and such suspension or termination may be retroactive or prospective. However, no Award may be granted on or after the tenth anniversary of the adoption of the 1997 Flexible Plan. Termination of the 1997 Flexible Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

15. AMENDMENTS AND ADJUSTMENTS TO AWARDS

    The Committee may amend, modify or terminate any outstanding Award with the Participants consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the 1997 Flexible Plan, including, without limitation to change the date or dates as of which (a) an option becomes exercisable or (b) a performance-based Award is deemed earned. The Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 13 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent reduction or enlargement of the benefits or potential benefits intended to be made available under the 1997 Flexible Plan. Any provision of the 1997 Flexible Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee may cause any Award granted to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. The determinations of value under this Section 15 shall be made by the Committee in its sole discretion.

16. GENERAL PROVISIONS

    16.1 NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the 1997 Flexible Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    16.2 NO RIGHT TO EMPLOYMENT. Nothing in the 1997 Flexible Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any recipient of an Award any right to remain in the employ of the Company. Further, the Company may at any time dismiss an Optionee in the 1997 Flexible Plan from employment, free from any liability or any claim under the 1997 Flexible Plan, unless otherwise expressly provided in the 1997 Flexible Plan or in any Award agreement. No employee, Optionee or other person shall have any claim to be granted any Award, and there is no obligation for uniformity or treatment of employees, participants or holders or beneficiaries of Awards.

    16.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THE 1997 FLEXIBLE PLAN AND ANY RULES AND REGULATIONS RELATING TO THE 1997 FLEXIBLE PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

    16.4 SEVERABILITY. If any provision of the 1997 Flexible Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the 1997 Flexible Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of the 1997 Flexible Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the 1997 Flexible Plan and any such Award shall remain in full force and effect.

    16.5 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the 1997 Flexible Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    16.6 HEADINGS. Headings are given to the subsections of the 1997 Flexible Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the 1997 Flexible Plan or any provision thereof.

    16.7 EFFECTIVE DATE. The 1997 Flexible Plan shall be effective as of June 1, 1997 after its approval by the holders of a majority of the Shares of the Company represented and voting at the Annual Meeting of Shareholders to be held May 22, 1997. If the 1997 Flexible Plan is not approved by the Shareholders at the 1997 Annual Meeting, the 1997 Flexible Plan shall be null and void.

    16.8 NON-TRANSFERABILITY OF AWARDS. Awards shall not be transferable otherwise than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the holder, only by the holder; provided, however, that with the approval of the Committee, Awards other than Incentive Stock Options may be transferred as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

17. NAMED EXECUTIVE OFFICERS

    17.1 APPLICABILITY OF SECTION 17. The provisions of this Section 17 shall apply only to those Executive Officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to

Item 402(a)(3)(i) and (ii) of Regulation S-K under the general rules and regulations under the Exchange Act, as amended, and (ii) whose total compensation, including estimated Awards, is determined by the Committee to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 17 and the other 1997 Flexible Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 17 shall control.

    17.2 ESTABLISHMENT OF PERFORMANCE GOALS. Awards for Named Executive Officers, other than stock options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year or such other award period as may be established by the Committee ("Award Period") and
(ii) the completion of twenty-five percent (25%) of such Award Period, the Committee shall establish, in writing, the performance goals applicable to each such Award for Named Executive Officers. At the time the performance goals are established by the Committee, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Named Executive Officer if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Named Executive Officer. The material terms of the performance goals for Named Executive Officers and the compensation payable thereunder shall be submitted to the Shareholders of the Company for their review and approval. Shareholder approval shall be obtained for such performance goals prior to any Award being paid to such Named Executive Officer. If the Shareholders do not approve such performance goals, no amount shall be paid to such Named Executive Officer for such applicable Award Period under the 1997 Flexible Plan. The disclosure of the "material terms" of a performance goal and the compensation payable thereunder shall be determined under the guidelines set forth under Section 162(m) of the Code, and the Treasury Regulations thereunder.

    17.3 COMPONENTS OF AWARDS. Each Award to a Named Executive Officer, other than stock options and Stock Appreciation Rights, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in subsection 17.8 herein, performance measures which may serve as determinants of Named Executive Officers Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; economic value added; operating profits; stock price; market share; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Committee shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Named Executive Officer as determined by the Committee. The Awards may not vary from the pre-established amount based on the level of achievement.

    17.4 NO MID-YEAR CHANGE IN AWARDS. Except as provided in subsections 17.8 and 17.9 herein, each Named Executive Officers Awards shall be based exclusively on the performance measures established by the Committee pursuant to subsection 17.2.

    17.5 NO PARTIAL AWARD PERIOD PARTICIPATION. A Named Executive Officer who becomes eligible to participate in the 1997 Flexible Plan after performance goals have been established in an Award Period pursuant to subsection 17.2 may not participation in the 1997 Flexible Plan prior to the next succeeding Award Period, except with respect to Awards which are stock options or Stock Appreciation Rights.

    17.6 PERFORMANCE GOALS. Except as provided in subsection 17.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout, except with respect to Awards which are stock options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

    17.7 INDIVIDUAL PERFORMANCE AND DISCRETIONARY ADJUSTMENTS. Except as provided in subsection 17.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Awards, other than Awards which are stock options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the pre-established performance goals.

    17.8 AMENDMENTS. No amendment of the 1997 Flexible Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Optionee under the 1997 Flexible Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in the 1997 Flexible Plan, unless the Company's Shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) of the Code of such payment in the fiscal year it is paid. The Committee shall amend this Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) and the Treasury Regulations promulgated thereunder.

                                                                     EXHIBIT "B"

                          HCC INSURANCE HOLDINGS, INC.
                  1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                            AS RESTATED AND AMENDED

1. PURPOSE

    The HCC INSURANCE HOLDINGS, INC. 1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN (the "1996 Directors' Plan") is intended to promote the interest of HCC Insurance Holdings, Inc., a Delaware corporation (the "Company"), and its Shareholders by helping to award and retain highly-qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries ("Nonemployee Directors") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the 1996 Director Plans' shall be options which do not constitute incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended.

2. OPTION AGREEMENTS

    Each Option shall be evidenced by a written agreement in the form attached to the 1996 Director Plan.

3. ELIGIBILITY OF OPTIONEE

    Options may be granted only to individuals who are Nonemployee Directors of the Company. Each Nonemployee Director who was serving on the Board of Directors of the Company on December 14, 1995, shall receive, as of such date and without the exercise of the discretion of any person or persons, an Option exercisable for 5,000 shares of Stock. Each individual becoming a Nonemployee Director (a "New Member") after April 1, 1997, shall on the date of his first election receive an Option exercisable for 12,500 shares of Stock (the "New Member Grant"). Such New Member Grant shall be provided from this 1996 Directors' Plan or from such other stock option plan which the Company has in effect. Each individual who is a Nonemployee Director as of the date of the last regularly scheduled Board of Directors meeting to be held in each calendar year (the "Date of Grant") and without the exercise of the discretion of any person or persons, will be granted an additional Option exercisable for 10,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding). If, as of any date that the 1996 Directors' Plan is in effect, there are not sufficient shares of Stock available under the 1996 Directors' Plan to allow for the grant to each Nonemployee Director of an Option for the number of shares provided herein, each Nonemployee Director shall receive an Option for a prorata share of the total number of shares of Stock then available under the 1996 Directors' Plan. All Options granted under the 1996 Directors' Plan shall be at the Option price set forth in Paragraph 5 hereof and shall be subject to adjustment as provided in Paragraph 7 hereof.

4. SHARES SUBJECT TO THE 1996 DIRECTOR PLAN

    The aggregate number of shares which may be issued under Options granted under the 1996 Directors' Plan shall not exceed 450,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the 1996 Directors' Plan shall cease to be subject to the 1996 Directors' Plan, but, until termination of the 1996 Directors' Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the 1996 Directors' Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the 1996 Directors' Plan. The aggregate number of shares which may be issued under the 1996 Directors' Plan shall be subject to adjustment in the same manner as provided in Paragraph 7 hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the 1996 Directors' Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

5. OPTION PRICE AND PERIOD

    The purchase price of Stock issued under each Option shall be the average of the closing sales price of the Company's Common Stock on the New York Stock Exchange ("NYSE") or, if not traded on the NYSE, any other securities exchange on which the Stock is traded, for, other than for a new Member Grant, the last ten (10) trading days of the calendar year in which the Option is granted and for a New Member Grant the ten (10) trading days immediately preceding the New Member's election to the Board of Directors. In the event the Stock is not publicly traded at the time a determination of the purchase price is required to be made hereunder, the determination of the purchase price shall be made by the Board in such manner as it deems appropriate.

    Except as otherwise provided herein, each option and all rights or obligations thereunder shall expire on the tenth anniversary of the grant date (the "Expiration Date"), and shall be subject to earlier termination as hereinafter provided.

6. TERM OF 1996 DIRECTOR PLAN

    The 1996 Directors' Plan shall be effective on the date the 1996 Directors' Plan is approved by the Shareholders of the Company. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph 7, the 1996 Directors' Plan shall terminate upon and no further Options shall be granted after December 31, 2001.

7. RECAPITALIZATION OR REORGANIZATION

    (a) The existence of the 1996 Directors' Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the Shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

    (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

    (c) If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter upon any exercise of this Option the Grantee shall be entitled to purchase under this Option, in lieu of the number of shares of Stock as to which Option shall then be exercisable, the number and class of shares of stock and securities to which the Grantee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Grantee had been the holder of record of the number of shares of Stock as to which this Option is then exercisable. If the Company shall not be the surviving corporation in any merger of consolidation, or if the Company is dissolved or liquidated, this Option shall expire on the effective date of such merger or consolidation or such dissolution or liquidation; provided, that nothing herein shall preclude a surviving corporation or other corporation into which stock of the Company may be converted from assuming or substituting new options for the Option granted hereunder, which assumption or substitution may be made without the consent of the holder of this Option to such assumption, substitution, merger or consolidation, and further provided that immediately prior to such expiration, the entire number of shares of Stock for which this Option may be exercised shall be accelerated so that Grantee shall have the opportunity to exercise the entire unexpired portion of this Option prior to its expiration. The Company agrees to give at least 30 days prior notice to Grantee of the effective date of any such merger, consolidation, dissolution or liquidation. If the Company is acquired by another entity, in any manner, so that following such acquisition the Company is a subsidiary of another entity, the Company shall be deemed to be not the surviving corporation for purposes of this subparagraph
(c).

    (d) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number and class of shares of Stock then covered by such Option, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Stock then covered by such Option.

    (e) Any adjustment provided for in Subparagraphs (b), (c) or (d) above shall be subject to any required Shareholder action.

    (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of share or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

8. AMENDMENT OR TERMINATION OF THE 1996 DIRECTORS' PLAN

    The Board in its discretion may terminate the 1996 Directors' Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the 1996 Directors' Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the 1996 Directors' Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the 1996 Directors' Plan, change the class of individuals eligible to receive Options under the 1996 Directors' Plan or extend the term of the 1996 Directors' Plan, without the approval of the Shareholders of the Company.

9. SECURITIES LAWS

    (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the 1996 Directors' Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, (the "Act") and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

    (b) It is intended that the 1996 Directors' Plan and any grant of an Option made to a person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act. If any provision of the 1996 Directors' Plan or any such Option would disqualify the 1996 Directors' Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

10. VESTING AND EXERCISE OF OPTIONS

    (a) (i)   Except as set forth herein, any Option granted hereunder shall be fully exercisable on the first anniversary of the Date of Grant.

        (ii) A New Member Grant shall also be fully exercisable on the first anniversary of the Date of Grant in the year such New Member is elected to the Board of Directors (without regard to the date a New Member was first elected to the Board of Directors).

    (b) The purchase price of the Stock purchased upon exercise of an option shall be paid in full at the time of each exercise of an option and may be paid to the Company, either:

    (1) in cash (including a check, bank draft or money order); or

    (2) by the delivery of Stock having a fair market value equal to the aggregate Option price; or

    (3) by a combination of cash and Stock.

No options shall be exercisable except in respect of whole shares of Stock. Upon exercise of an option, the person exercising the option shall be entitled to one
(1) stock certificate evidencing the shares acquired upon such exercise.

    (c) An option granted under the 1996 Directors' Plan shall, by its terms, be nontransferable by the Nonemployee Director other than by will or by the laws of descent and distribution. During the Nonemployee Director's lifetime, the option shall be exercisable only by the Nonemployee Director or by the Nonemployee Director's duly appointed guardian or personal representative.

    (d) If the directorship of the Nonemployee Director is terminated for any reason other than (i) Disability (as hereinafter defined) of the Nonemployee Director, (ii) death of the Nonemployee Director, or (iii) on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company, or cause as determined by the Board of Directors, an option (to the extent otherwise exercisable by the Nonemployee Director on the date of such termination) shall be exercisable by the Nonemployee Director at any time prior to the Expiration Date of the Option or within two (2) months after the date of such termination of the directorship, whichever is the shorter period.

    (e) If the Nonemployee Director's directorship is terminated by reason of Disability, an option (whether or not exercisable on the date of the Nonemployee Director's termination of directorship by reason of Disability) shall be exercisable by the Nonemployee Director at any time prior to the Expiration Date of the option or within six (6) months after the date of such termination, whichever is the shorter period. As used herein, the term "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether or not a Nonemployee Director's directorship is terminated by reason of Disability shall be in the sole and absolute discretion of the Board. An individual shall not be considered Disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

    (f) If a Nonemployee Director dies while serving as a member of the Board or during the six-month period described in subsection (e) above, the option shall be exercisable (whether or not exercisable on the date of the death of such Nonemployee Director) by the person or persons entitled to do so under the Nonemployee Director's will, or, if the Nonemployee Director shall fail to make testamentary disposition of said option or shall die intestate, by the Nonemployee Director's legal representative or representatives, at any time prior to the Expiration Date of the option or within six (6) months after the date of such death, whichever is the shorter period. If a Nonemployee Director dies during the two-month period described in subsection (d) above, the option shall be exercisable as described above.

    (g) The option of a Nonemployee Director shall automatically terminate as of the date his directorship is terminated, if the directorship is terminated on account of any act of (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or (iii) cause as determined by the Board of Directors.

11. MISCELLANEOUS

    (a) Nothing contained in this 1996 Directors' Plan (nor in any option granted pursuant to this 1996 Directors' Plan) shall confer upon any Nonemployee Director any right to continue as a member of the Board or constitute any contract or agreement or interfere in any way with the right of the Company to remove such Nonemployee Director from the Board. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of a Nonemployee Director.

    (b) An option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with this 1996 Directors' Plan.

    (c) The holder of an option shall not be entitled to the privilege of stock ownership as to any shares of Stock not actually issued and delivered to the holder. Subject to the provisions of Paragraph 9 above, upon exercise of an option for Stock at a time when there is not in effect under the Act a registration statement relating to the Stock issuable upon exercise thereof or not available for delivery a prospectus meeting the requirements of Section 10 of the Act, the holder of the option shall represent and warrant in writing to the Company that, inter alia, the shares of Stock purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares of Stock shall be issued upon the exercise of any option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, other regulatory agencies having jurisdiction and any exchanges upon which securities subject to the option may be listed.

    (d) The 1996 Directors' Plan and the options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed within that State.

    (e) The proceeds received by the Company from the sale of shares pursuant to options shall be used for general corporate purposes.

    (f) The members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to the 1996 Directors' Plan or any option granted under it.

    (g) Any payment or any issuance or transfer of shares of Stock to the Nonemployee Director, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board may require any Nonemployee Director, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

    (h) Neither the Board nor the Company guarantees the Stock of the Company from loss or depreciation.

    (i) All expenses incident to the administration or termination of the 1996 Directors' Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

    (j) Records of the Company regarding the Nonemployee Director's period of service, termination or service and the reason therefor, leaves of absence, and other matters shall be conclusive for all purposes hereunder, unless determined by the Board to be incorrect.

    (k) The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Board to perform its duties and functions under the 1996 Directors' Plan.

    (l) The Company assumes no obligation or responsibility to the Nonemployee Director or his or her personal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of the Board.

    (m) Any action required of the Company shall be by resolution of the Board or by a person authorized to act by Board resolution.

    (n) If any provision of this 1996 Directors' Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the 1996 Directors' Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

    (o) Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered in accordance herewith. The Company or a Nonemployee Director may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until it is changed in accordance herewith, the Company and each Nonemployee Director shall specify as its and his address for receiving notices the address set forth in the Option Agreement pertaining to the shares to which such notice relates.

    (p) Any person entitled to notice hereunder may waive such notice.

    (q) The 1996 Directors' Plan shall be binding upon the Nonemployee Director, his or her heirs, legatees and legal representatives, upon the Company, its successors and assigns and upon the Board and its successors.

    (r) The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

    (s) Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this 1996 Directors' Plan dictates, the plural shall be read as the singular and the singular as the plural.

PROXY                                                                      PROXY

                         HCC INSURANCE HOLDINGS, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 21, 1998
                  THE BOARD OF DIRECTORS SOLICITS THIS PROXY

     The undersigned hereby constitutes and appoints Frank J. Bramanti and Christopher L. Martin, each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of stock of the Common Stock of HCC Insurance Holdings, Inc. (the "Company") held of record by the undersigned on April 1, 1998 at the Annual Meeting of Shareholders of the Company to be held at the NationsBank Center Auditorium, 700 Louisiana, Fourth Floor, Houston, Texas on May 21, 1998, at 9:30 A.M., Central time, and at any and all postponements or adjournments thereof (the "Meeting").

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED BELOW, "FOR" PROPOSALS 2, 3, AND 4 AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.



PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
                   (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PROXY                                                                      PROXY

                                                   HCC INSURANCE HOLDINGS, INC.
                                PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY / /


                         FOR all nominees listed below (except         WITHHOLD AUTHORITY TO VOTE
                           as marked to the contrary below).         for all nominees listed below.
                                                                                                                       For  Against
1. Election of Directors                                  / /             / /   3. Approval of the amended 1997        / /    / /
   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE                                    Flexible Incentive Plan to
   FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH                               increase the number of shares of
   THE NOMINEES'S NAME ON THE LIST BELOW.)                                         Common Stock for which options may
   Stephen L. Way, James M. Berry, Frank J. Bramanti,                              be granted from 2,000,000 to
   Patrick B. Collins, J. Robert Dickerson, Edwin H.                               4,000,000, et al.
   Frank, III, Allan W. Fulkerson, Walter J. Lack,
   Stephen J. Lockwood, John N. Molbeck, Jr., Peter B.
   Smith, Jr., Hugh T. Wilson                             For  Against  Abstain                                        For  Against
                                                                                4. Approval of the amended 1996        / /    / /
2. Approval of the amendment to the Company's             / /    / /      / /      Nonemployee Director Stock Option
   Certificate of Incorporation to increase the number                             Plan to increase the number of
   of authorized shares of Common Stock, par value $1.00,                          shares of Common Stock for which
   from 100,000,000 to 250,000,000.                                                options may be granted from 250,000
                                                                                   to 450,000, et al.

                                                                                5. In their discretion, the proxies are
                                                                                   authorized to vote upon such
                                                                                   business as may properly come before
                                                                                   the Meeting or postponement or any
                                                                                   adjournment thereof.

                                                                                          The undersigned hereby
                                                                                          acknowledges receipt of the
                                                                                          Notice of Annual Meeting
                                                                                          of Shareholders, the Proxy
                                                                                          Statement for such meeting,
                                                                                          and the Annual Report of HCC
                                                                                          Insurance Holdings, Inc. for
                                                                                          the fiscal year ended
                                                                                          December 31, 1997.


                                                                                          -----------------------------------------
                                                                                                  Signature of Shareholder


                                                                                          -----------------------------------------
                                                                                          Signature of Shareholder (If jointly held)


                                                                                          Dated                                1998
                                                                                                ------------------------------


Note: Please sign exactly as your name appears on this card. On joint accounts each joint holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

                           PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.